SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 11, 2006

                                  DEMATCO, INC.
             (Exact name of registrant as specified in its charter)
                (formerly known as Advanced Media Training, Inc.)

Delaware

                                     000-50333                   95-4810658
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

             17337 Ventura Blvd., Ste. 208 Encino, California 91316
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (818) 784-0040

                          ADVANCED MEDIA TRAINING, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 2.01.        COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

         As reported on a Form 8-K filed with the Commission on December 14, 2006, Dematco, Inc., (formerly known as Advanced Media Training, Inc.) ("Registrant") exercised its option to purchase the remaining issued and outstanding stock of Dematco Limited ("Limited"), a corporation organized and existing by virtue of the laws of England. As a result of the close of the transaction, Registrant became the owner of One Hundred percent (100%) of the issued and outstanding stock of Limited and the former shareholders of Limited became the owners of approximately ninety percent (90%) of Registrant. Limited was a private company, based in Geneva, Switzerland, specializing in the electronic digitizing of any form of securities, whether listed, private or simply to be able to trade and clear in electronic form.

ITEM 5.01.        CHANGES IN CONTROL OF REGISTRANT

         As part of Registrant's exercise of the option and the purchase of Limited, and also as reported in the aforementioned Form 8-K, all of the officers and directors of Registrant, as seated on December 10, 2006, namely, L. Stephen Albright, Buddy Young, Mel Powell, David Leedy and Dennis Spiegelman, resigned as officers and directors. Their resignations were effective as of December 11, 2006, at which time Registrant nominated, appointed and elected the following officers and directors: Directors, Robert Stevens and Lindsay Smith; and the following Officers, Robert Stevens, Chief Executive Officer and Chief Financial Officer and Joseph Lefrak, Secretary. The new members of Registrant's Board of Directors were appointed and elected to serve until such time as qualified replacements have been nominated, appointed, and elected.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         Registrant has 71 days after the date on which its Form 8-K for this event was to be filed, namely, Monday, February 20, 2007, to file (a) FINANCIAL STATEMENTS FOR THE BUSINESS ACQUIRED ; and (b) PRO FORMA FINANCIAL INFORMATION. This financial information is submitted herewith as follows:

(a) FINANCIAL STATEMENTS FOR THE BUSINESS ACQUIRED

A copy of the Financial Statements for the acquired company, Dematco Limited, a corporation incorporated and existing by virtue of the laws of England, are incorporated herein by this reference. Said financial statements were filed as Appendix "A" to Registrant's Form DEF 14C Information Statement filed with the Commission on August 18, 2006.

(b) PRO FORMA FINANCIAL INFORMATION

A copy of the pro forma financial information for Registrant is attached hereto and furnished herewith as Exhibit 99.1


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEMATCO, INC.,
                                     A Delaware corporation (Registrant)

Date: February 13, 2007              By: /s/ Robert Stevens
                                        ----------------------------------------
                                        ROBERT STEVENS,
                                        Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NO.                                    DESCRIPTION
-------        -----------------------------------------------------------------

99.1 Pro Forma Financial Information for the year ended May 31, 2006 and the six month period ended November 30, 2006

99.2           Consent of  Auditors  to use their  report in this Report on Form
               8-K


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